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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (date of earliest event reported) May 29, 1998.

                          Broughton Foods Company
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             (Exact name of registrant as specified in its charter)

     Ohio                             0-23429                   31-4135-025
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(State or other juris-        (Commission File No.)      (IRS Employer Identi-
diction of corporation)                                       fication No.)



210 N. Seventh Street
P.O. Box 656
Marietta, Ohio                                                     45750-0656
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code              (740) 373-4121
                                                            --------------------

                                  Not Applicable
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         (Former name or former address, if changes since last report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 2.  Acquisition or Disposition of Assets

         On May 29, 1998, Broughton Foods Company ("Broughton"), an Ohio corporation, announced that it had consummated a Stock Purchase Agreement dated May 12, 1998 with all the shareholders of LFD Holding Corp., a Delaware corporation ("LFD"), pursuant to which Broughton purchased all the issued and outstanding capital stock of LFD for a cash price of approximately Twenty Million Dollars ($20,000,000). The purchase price was distributed as follows: approximately Nine Million Seven Hundred Thousand Dollars ($9,700,000) to pay third party debt owed by LFD and approximately Ten Million Two Hundred Thousand Dollars ($10,200,000) to the shareholders of LFD. LFD owns 100% of the capital stock of London's Farm Dairy, Inc., a Delaware corporation ("London's Farm") of Port Huron, Michigan. Upon consummation of such purchase, LFD and London's Farm became wholly-owned subsidiaries of Broughton and will continue operations as such. Broughton utilized its existing line of credit to provide the cash consideration required by the Stock Purchase Agreement.

         London's Farm processes milk, orange juice and cultured products in a Port Huron, Michigan facility, and produces ice cream at a Burton, Michigan plant.


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Item 7.  Financial Statements and Exhibits

         (a)     Financial statements of businesses acquired.

         (b)     Pro forma financial information.

                 With respect to the information required by Items 7(a) and
(b), pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the registrant states that it is impracticable to provide required financial statements or pro forma financial statements for the acquired business at the time this report on Form 8-K is filed, but undertakes to file same not later than 60 days after this report must be filed.

         (c)     Exhibits

         The exhibits listed on the Exhibit Index on page 4 of this Form 8-K are filed herewith.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BROUGHTON FOODS COMPANY
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                                         (Registrant)



                                 /s/ Todd R. Fry
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Date: June 10, 1998              Todd R. Fry, Chief Financial Officer





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                                 EXHIBIT INDEX

2.1 Amendment No. 1 dated as of May 30, 1998 to Stock Purchase Agreement among LFD Holding Corp., Broughton Foods Company and the shareholders of LFD Holding Corp., dated as of May 12, 1998.





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